UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2009

HCP, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08895	33-0091377
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3760 Kilroy Airport Way, Suite 300 Long Beach, California		90806
(Address of Principal Executive Offices)		(Zip Code)

(562) 733-5100

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

HCP is revising its historical consolidated financial statements. Reclassification, presentation and certain computational changes have been made for: (i) the results of properties sold or held for sale reclassified to discontinued operations in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long Lived Assets (“SFAS No. 144”); (ii) the adoption of  presentation and disclosure requirements of SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB 51 (“SFAS No. 160”); and (iii) the adoption of FSP EITF 03-6-1, Determining Whether Instruments Granted in Share Based Payment Transactions Are Participating Securities (“FSP EITF 03-6-1”), to compute earnings per share under the two-class method. During the three months ended March 31, 2009, HCP classified three additional properties as held for sale in accordance with SFAS No. 144 and reported revenue, expenses and net gains from the sale of these properties as discontinued operations for each period presented. These reclassifications, presentational and computational changes have no material effect on HCP’s reported net income applicable to common stockholders.

Accordingly, this Current Report on Form 8-K updates Items 6, 7 and 8 of HCP’s 2008 Annual Report on Form 10-K (“2008 10-K”), to reflect the additional properties classified as held for sale during the three months ended March 31, 2009 and the adoption of presentation and computational provisions of SFAS No. 160 and FSP EITF 03-6-1. No attempt has been made to update matters in the 2008 Form 10-K except to the extent expressly provided above. In addition, this filing addresses certain comments received from the Securities and Exchange Commission Staff.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being incorporated by reference herein or filed herewith:

	23.1	Consent of Independent Registered Public Accounting Firm

99.1

HCP’s updated Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk, and Financial Statements and Supplementary Data for the year ended December 31, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HCP, Inc.
(Registrant)

Date: May 4, 2009	By:	/s/ Edward J. Henning
Edward J. Henning
Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary

EXHIBIT INDEX

Attached as exhibits to this Form 8-K are the documents listed below:

23.1	Consent of Independent Registered Public Accounting Firm

99.1

HCP’s updated Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk, and Financial Statements and Supplementary Data for the year ended December 31, 2008